UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 28, 2024

NKGen Biotech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40427	86-2191918
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Daimler Street

Santa Ana, CA, 92705

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (949) 396-6830

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NKGN	Nasdaq Global Market

Warrants, each whole warrant exercisable for one share of Common Stock at an exercise price of $11.50 per share	NKGNW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On September 28, Mr. Michael Klowden, Mr. Sangwoo Park and Ms. Kathleen Scott notified the Board of Directors of NKGen Biotech, Inc. (the “Company”) of their intentions to resign as directors of the Company and, with regards to Mr. Klowden and Ms. Scott, as members of our Audit Committee, Compensation Committee, and Nomination and Corporate Governance Committee (the “Committees”), effective as of September 29, 2024, which is the one-year anniversary of their service as directors, the public listing of the Company, and closing of the business combination with Graf Acquisition Corp. IV. Mr. Klowden’s, Mr. Park’s and Ms. Scott’s resignations were not the result of any dispute or disagreement with the Company or the Company’s Board of Directors on any matter relating to the operations, policies or practices of the Company. The Company expresses its gratitude to Mr. Klowden, Mr. Park and Ms. Scott for their invaluable and dedicated service.

Effective upon Mr. Klowden’s, Mr. Park’s and Ms. Scott’s resignations as directors and as members of the Committees, as applicable, the size of the Company’s Board of Directors is temporarily reduced from five to two directors and the size of each Committee is temporarily reduced from three to one member. The Board of Directors will seek to appoint new directors and members of the Committees within 180 days of the effective date of Mr. Klowden’s, Mr. Park’s and Ms. Scott’s resignations.

The Company’s Board of Directors remains in discussions with Mr. Klowden and Ms. Scott regarding their reappointment to the Board of Directors of the Company.

SIGNATURES

Pursuant to the requirements of Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NKGEN BIOTECH, INC.

Date: October 3, 2024	/s/ Paul Y. Song
	Name:	Paul Y. Song
	Title:	Chief Executive Officer
(Principal Executive Officer)

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